                                                                   EXHIBIT 99.3
                                        AMENDMENT 1995-1
                                             TO THE
                                       NEVADA POWER COMPANY
                                       401(K) SAVINGS PLAN


Nevada Power Company (the Employer), pursuant to Article 9 of the Nevada Power Company 401(k) Savings Plan (the Plan), does hereby amend the Plan in the following respects effective May 1, 1995.

Article 5.4(a)(iii) is hereby amended by replacing it, in its entirety, with the following:

     "(iii) Tuition payments and related educational fees (including room and board) for the next twelve (12) months of post-secondary education for the Participant, Spouse, or any of their dependents;"

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed  this
     day of               , 1995.
- -----      ---------------

                               NEVADA POWER COMPANY

                               By:  CHARLES A. LENZIE
                                  -------------------------------------------
                               Title:                Date:
                                     ----------------     -------------------


                               By:
                                  -------------------------------------------

                               Title:                Date:
                                     ----------------     -------------------

                                    AMENDMENT 1995-1
                                          TO THE
                                  NEVADA POWER COMPANY
                                    RETIREMENT PLAN



Nevada Power Company (the Employer), pursuant to Article 12 of the Nevada Power Company Retirement Plan (the Plan), does hereby amend the Plan in the following respects effective May 1, 1995.

Article 5.6(b)(i)(C) is hereby amended by replacing it, in its entirety, with the following:

     "(C) Tuition payments and related educational fees (including room and board) for the next twelve (12) months of post-secondary education for the Participant, Spouse, or any of their dependents; or"

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed  this
      day of               , 1995.
- ------      ---------------

                              NEVADA POWER COMPANY


                              By:  CHARLES A. LENZIE
                                 ----------------------------------------
                              Title:                    Date:
                                    --------------------     ------------


                              By:
                                 ----------------------------------------
                              Title:                    Date:
                                    --------------------     ------------